                      SECURITIES AND EXCHANGE COMMISSION

                             Washington D.C. 20549


                                   FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): June 20, 1996



                       ADVANTAGE MARKETING SYSTEMS, INC.
            (Exact name of registrant as specified in its charter)




      Oklahoma                        33-25701                 33-0296193

(State or other jurisdiction    (Commission File Number)  (I.R.S. Employer
of incorporation)                                         Identification No.)




2601 Northwest Expressway, Suite 1210W
        Oklahoma City, Oklahoma                       73112-7293
(Address of principal executive offices)              (Zip Code)



      Registrant's telephone number, including area code:  (405) 842-0131

ITEM 2.  Acquisiton or Disposition of Assets

        Pursuant to a Stock Purchase Agreement having an effective date of May 31, 1996 (the "Purchase Agreement"), the Advantage Marketing Systems, Inc. (the "Company") acquired all of the issued and outstanding capital stock of Miracle Mountain International, Inc., a Colorado corporation ("MMI"), and MMI became a wholly-owned subsidiary of the Company (the "MMI Acquisition"). The MMI Acquisition was closed on June 20, 1996. MMI is a multi-level marketer of various third-party manufactured nutritional supplement products. Pursuant to the Purchase Agreement and in connection with the MMI Acquisition, the Company issued and delivered to the shareholders of MMI 160,000 shares of Common Stock. In addition, the Company agreed to issue and deliver an additional 40,000 shares of Common Stock to the shareholders of MMI on or before October 18, 1996, pending determination of certain liabilities.

ITEM 7. Financial Statements and Exhibits

        (A)  Financial Statements and Exhibits

        The following financial statements of Miracle Mountain International, Inc. are incorporated by reference to the Company's Amendment No. 1 to the Registration Statement on Form SB-2 (No.33-80629), as filed with the Commission on July 1, 1996, appearing at the indicated pages of the Prospectuses contained in such Registration Statement:

MIRACLE MOUNTAIN INTERNATIONAL, INC. AUDITED FINANCIAL STATEMENTS:

        Independent Auditors' Report...................................................................F-18
        Balance Sheet as of December 31, 1995..........................................................F-19
        Statement of Operations for the Year Ended December 31, 1995...................................F-20
        Statement of Stockholders' Deficiency for the Year Ended December 31, 1995.....................F-21
        Statement of Cash Flows for the Year Ended December 31, 1995...................................F-22
        Notes to Financial Statements for the Year Ended December 31, 1995.............................F-23


MIRACLE MOUNTAIN INTERNATIONAL, INC. UNAUDITED FINANCIAL STATEMENTS:

        Balance Sheets as of March 31, 1996 and December 31, 1995 (Unaudited)..........................F-25
        Statements of Operations for the Three Months Ended March 31, 1996 and 1995 (Unaudited)........F-26
        Statements of Cash Flows for the Three Months Ended March 31, 1996 and 1995 (Unaudited)........F-27
        Notes to Financial Statements for the Year Ended December 31, 1995 (Unaudited).................F-28

        (B)  PRO FORMA FINANCIAL INFORMATION.

        The pro forma financial information related to the acquisition of the assets purchased by the Company from Miracle Mountain International, Inc. filed begin at page F-1.

        (C) EXHIBITS.
            --------

        2.1 Stock Purchase Agreement having an effective date of May 31, 1996, between Advantage Marketing Systems, Inc., Miracle Mountain International, Inc., Richard Seaton, Gene Burson, Kaye Jennings, Daryl Burson, and James Rogers is incorporated by reference to Exhibit 4.13 of the Company's Amendment No. 1 to the Registration Statement on Form SB-2 (No.33-80629), as filed with the Commission on July 1, 1996.

                                             ADVANTAGE MARKETING SYSTEMS, INC.
                                      UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                                      MARCH 31, 1996

                                                                   HISTORICAL
                                                      ------------------------------------

                                                        ADVANTAGE
                                                        MARKETING       MIRACLE MOUNTAIN
                                                      SYSTEMS, INC.   INTERNATIONAL ,INC.
                                                      --------------  --------------------
                                                        MARCH 31,          MARCH 31,         PRO FORMA          PRO FORMA
                                                          1996               1996           ADJUSTMENTS          COMBINED
                                                      --------------  --------------------  ------------       ------------
ASSETS
- ------
CURRENT ASSETS:
   Cash............................................   $  223,775        $      -            $     -           $  223,775
   Receivables - net of allowance of $27,434.......       22,365               -                  -               22,365
   Receivable from affiliate.......................       59,757               -                  -               59,757
   Inventory.......................................      160,572             3,193                -              163,765
   Prepaid expenses................................        4,810               -                  -                4,810
                                                      ----------        ----------                            ----------
        Total current assets.......................      471,279             3,193                -              474,472
                                                      ----------        ----------          ----------        ----------
COMMISSION ADVANCES TO RELATED
    PARTIES - NONCURRENT...........................        1,790               -                  -                1,790
RECEIVABLES - NONCURRENT...........................       20,972               -                  -               20,972
PROPERTY AND EQUIPMENT, net........................      159,136            37,807                -              196,943
OTHER ASSETS........................................      84,148               725                -               84,873
GOODWILL............................................        -                  -               124,559 (a)       124,559
                                                      ----------        ----------          ----------        ----------
TOTAL ASSETS........................................  $  737,325        $   41,725          $  124,559        $  903,609
                                                      ==========        ==========          ==========        ==========

LIABILITIES & STOCKHOLDERS'
- ---------------------------
    EQUITY (DEFICIENCY)
- -----------------------
CURRENT LIABILITIES:
    Bank overdrafts.................................  $        -        $      513          $     (513)(b)    $      -
    Accounts payable................................      145,187            8,238              (8,238)(b)       145,187
    Accrued expenses................................      225,318           16,284                               241,602
    Accrued interest expense........................          -              2,584              (2,584)(b)           -
    Accrued promotion expense.......................      108,990              -                   -             108,990
    Notes payable:
        Stockholder.................................       64,648           62,174             (62,174)(c)        64,648
        Other.......................................       12,370              -                   -              12,370
    Current obligations under capital lease.........       23,839              -                   -              23,839
                                                      -----------       ----------          ----------        ----------
            Total current liabilities...............      580,352           89,793             (73,509)          596,636
LONG-TERM LIABILITIES:
    Notes payable - other...........................       26,232              -                   -              26,232
    Capital lease...................................       74,265              -                   -              74,265
                                                      -----------       ----------          ----------        ----------
            Total long-term liabilities.............      100,497              -                   -             100,497
                                                      -----------       ----------          ----------        ----------
TOTAL LIABILITIES...................................      680,849           89,793             (73,509)          697,133
                                                      -----------       ----------          ----------        ----------
STOCKHOLDERS' EQUITY (DEFICIENCY):
    Preferred stock - $.0001 par value; authorized
        5,000,000 shares; none issued...............          -                -                  -                  -
    Common stock - $.0001 par value; authorized
        495,000,000 shares; 16,985,524 shares
        issued and outstanding......................        1,698           92,655              62,174 (c)
                                                                                              (154,829)(a)
                                                                                                    20 (d)         1,718
    Paid-in capital.................................    1,858,396              -               149,980 (d)     2,008,376
    Accumulated deficit.............................   (1,803,618)        (140,723)            140,723 (a)    (1,803,618)
                                                      -----------       ----------          ----------        ----------
        Total stockholders' equity (deficiency).....       56,476          (48,068)            198,068           206,476
                                                      -----------       ----------          ----------        ----------
TOTAL LIABILITIES AND
    STOCKHOLDERS' EQUITY............................  $   737,325       $   41,725          $  124,559        $  903,609
                                                      ===========       ==========          ==========        ==========


      See notes to unaudited pro forma consolidated financial statements.

                                          ADVANTAGE MARKETING SYSTEMS, INC.
                              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                        FOR THE YEAR ENDED DECEMBER 31, 1995

                                                            HISTORICAL
                                              ---------------------------------------
                                                  ADVANTAGE            MIRACLE
                                                  MARKETING            MOUNTAIN
                                                SYSTEMS, INC.    INTERNATIONAL, INC.    PRO FORMA          PRO FORMA
                                              DECEMBER 31, 1995   DECEMBER 31, 1995    ADJUSTMENTS         COMBINED
                                              -----------------  --------------------  ------------       -----------
                                                                                          Note 2

REVENUES:
  Programs.....................................     $ 4,382,935        $ 277,366       $     -          $ 4,660,301
  Promotional material.........................         109,733                -             -              109,733
  Other........................................          25,535                -             -               25,535
                                                    -----------        ---------       ----------       -----------
            Total revenues.....................       4,518,203          277,366             -            4,795,569
                                                    -----------        ---------       ----------       -----------
COSTS AND EXPENSES:
  Programs.....................................       1,094,157          103,217             -            1,197,374
  Promotional material.........................          92,087                -             -               92,087
  Selling......................................       2,201,510          145,650             -            2,347,160
  General and administration...................         857,743          157,725          17,794 (e)      1,033,262
  Interest expense.............................          22,998            1,403             -               24,401
                                                    -----------        ---------       ---------        -----------
            Total expenses.....................       4,268,495          407,995          17,794          4,694,284
                                                    -----------        ---------       ---------        -----------
NET INCOME (LOSS)..............................     $   249,708        $(130,629)      $ (17,794)       $   101,285
                                                    ===========        =========       =========        ===========

Weighted average common shares outstanding.....      21,301,441          200,000                         21,501,441

Net income per common share....................     $      0.01                                                 NIL





   See notes to unaudited pro forma consolidated financial statements.

                                        ADVANTAGE MARKETING SYSTEMS, INC.
                            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                    For the Three MOnths Ended March 31, 1996


                                                           HISTORICAL
                                              ------------------------------------
                                                ADVANTAGE           MIRACLE
                                                MARKETING           MOUNTAIN
                                              SYSTEMS, INC.   INTERNATIONAL, INC.      PRO FORMA        PRO FORMA
                                              MARCH 31, 1996     MARCH 31, 1996       ADJUSTMENTS        COMBINED
                                              --------------  --------------------    ------------     -----------
                                                                                        Note 2
REVENUES:
  Programs..................................     $ 1,255,889       $ 122,248            $   -          $ 1,378,137
  Promotional material......................          62,684             -                  -               62,684
  Other.....................................          13,876             -                  -               13,876
                                                 -----------       ---------            -------        -----------

            Total revenues..................       1,332,449         122,248                -            1,454,697
                                                 -----------       ---------            -------        -----------

COSTS AND EXPENSES:
  Programs..................................         302,879          39,602                -              342,481
  Promotional material......................          35,745             -                  -               35,745
  Selling...................................         683,164          67,343                -              750,507
  General and administration................         221,598          24,131              4,449 (e)        250,178
  Interest expense..........................           7,359           1,266                -                8,625
                                                 -----------       ---------            -------        -----------
            Total expenses..................       1,250,745         132,342              4,449          1,387,536
                                                 -----------       ---------            -------        -----------

NET INCOME (LOSS)...........................     $    81,704       $ (10,094)           $(4,449)       $    67,161
                                                 ===========       =========            ========       ===========

Weighted average common shares outstanding..      24,588,424         200,000                            24,788,424

Net income per common share..................            NIL                                                   NIL




      See notes to unaudited pro forma consolidated financial statements.

                       ADVANTAGE MARKETING SYSTEMS, INC.
        NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
- --------------------------------------------------------------------------------

1.  BASIS FOR PRESENTATION

        The pro forma balance sheet and statement of income present the pro forma effects of the acquisition by the Company of the issued and outstanding capital stock of Miracle Mountain International, Inc., a Colorado corporation ("MMI"), and MMI became a wholly-owned subsidiary of the Company (the "MMI Acquisition"), pursuant to a Stock Purchase Agreement with an effective date of May 31, 1996, (the "Purchase Agreement"). MMI is a multi-level marketer of various third-party manufactured nutritional supplement products. Pursuant to the Purchase Agreement and in connection with the MMI Acquisition, the Company issued and delivered to the shareholders of MMI 160,000 shares of Common Stock. In addition, the Company agreed to issue and deliver an additional 40,000 shares of Common Stock to the shareholders of MMI on or before October 18, 1996, pending determination of certain liabilities.

        The accompanying unaudited pro forma statement of income is presented assuming the MMI Acquisition occurred or was consummated on the first day of the period presented. The unaudited pro forma consolidated balance sheet as of March 31, 1996, is presented assuming the MMI Acquisition occurred or was consummated on such date. The historical information presented for the Company and MMI as of December 31, 1995, is derived from the audited financial statements of the Company and MMI as of such date.

        The pro forma financial information presented in the unaudited pro forma financial statements is not necessarily indicative of the financial position and results of operations that would have been achieved had the assets and liabilities been owned by a single corporate entity. The results of operations presented in the unaudited pro forma statement of income are not necessarily indicative of the consolidate results of future operations of the Company following consummation of the MMI Acquisition.

2.  ADJUSTMENTS

        The accompanying unaudited pro forma consolidated financial statements have been adjusted to record and give effect to the following:

        (a) Goodwill equal to the excess of the $150,000 purchase price over the $25,441 fair market value of assets of MMI, net of liabilities, amortizable over a seven-year period;

        (b) Elimination of accounts payable, accrued interest payable and bank overdrafts of MMI in the aggregate sum of $11,335, which were not assumed by the Company;

        (c) Conversion of $62,174 shareholder note payable to common stock of MMI prior to consummation of the MMI Acquisition;

        (d) Issuance of 200,000 shares of Common Stock of the Company in exchange for the issued and outstanding capital stock of MMI;

        (e) Amortization of goodwill over seven years, $17,794 and $4,449 for the year ended December 31, 1995, and for the three months ended March 31, 1996, respectively.

3.  NET INCOME PER SHARE

     Pro forma per share calculations for the Company are based upon the number of shares of Common Stock to be outstanding after giving effect to the MMI Acquisition.

                                  SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ADVANTAGE MARKETING SYSTEMS, INC.
                                        (Registrant)


                                        By: /S/ ROGER P. BARESEL
                                            -------------------------------
                                                Roger P. Baresel. President

Date: July 10, 1996